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                                                                    EXHIBIT 10.4


                          DIVESTITURE BONUS AGREEMENT


         THIS DIVESTITURE BONUS AGREEMENT (the "Agreement") is made and entered into as of this __ day of April, 1997, by and between MEDAPHIS CORPORATION, a Delaware corporation ("Medaphis"), and the individuals whose names appear under the caption "Grantees" on the signature page of this Agreement ("Grantees").

                              W I T N E S S E T H

         WHEREAS, Healthcare Recoveries, Inc. ("HRI") is a wholly owned subsidiary of Medaphis;

         WHEREAS, Medaphis has determined that it is appropriate and desirable for Medaphis to divest itself of its ownership of Healthcare Recoveries, Inc. ("HRI") and may sell for its account, in an underwritten initial public offering ("IPO"), 100% of the shares (the "Offered Shares") of Common Stock of HRI owned by Medaphis; and

         WHEREAS, HRI has determined that, in the event of an IPO, it is appropriate and desirable to grant a bonus equal to 2% of the shares (the "Bonus Shares") of Common Stock of HRI to certain members of the HRI management team, to be issued immediately following the closing of the IPO;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in the Agreement, the parties agree as follows:


         SECTION 1.  GRANT OF SHARES.

         1.1. TRANSFER. Upon the successful completion of the IPO, as determined under Section 1.2, Medaphis shall promptly transfer to each of the persons listed below that percentage of the Bonus Shares (adjusted for stock splits and capital adjustments) listed next to such person, as provided below:

                Grantee                                     Percentage Grant
                -------                                     ----------------
         Patrick B. McGinnis                                        40%
         Kathleen K. Harreld                                        18%
         Dennis K. Burge                                            10%
         Douglas R. Sharps                                          10%
         Bobby T. Tokuuke                                          7.5%
         Debra M. Murphy                                           7.5%
         Others                                                      7%

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         The 7% of the Bonus Shares granted to "Others" shall be granted, as determined by Patrick B. McGinnis in his sole discretion, to any employee or employees of HRI, excluding Mr. McGinnis.

         1.2. COMPLETION OF IPO. The IPO shall be deemed to be completed for purposes of Section 1.1, upon the receipt of the proceeds of the sale of the Offered Shares by Medaphis.

         1.3. TAXES. Simultaneously with the issuance of the Bonus Shares, the individuals set forth in Section 1.1 shall pay to Medaphis amounts Medaphis determines to be required for income and other tax withholding under federal and state tax law.

         1.4. TERM. The term of this Agreement shall be for a period of six months commencing on the date of this Agreement and expiring on the six month anniversary of that date. If the IPO is not completed on or before the end of the term, then Medaphis shall have no obligation to issue the Bonus Shares.

         1.5. EMPLOYMENT. No Bonus Shares shall be issuable to a Grantee unless the Grantee is an employee of HRI on the date of the completion of the IPO, except that (i) this Section 1.5 shall not apply to Kathleen K. Harreld, and (ii) this Section shall not apply if a Grantee's employment with HRI has been terminated by HRI without cause prior to the date of completion of the IPO.

         1.6. MEDAPHIS DISCRETION. Grantees acknowledge and understand that Medaphis has the discretionary authority to decide for any reason or reasons not to complete the IPO and that in such event the Bonus Shares would not be issuable to Grantees.

         1.7. RESTRICTIONS ON SHARES. Grantees acknowledge and understand that the Bonus Shares are not registered and may not be sold except in reliance on Rule 144 under the Securities Act of 1933, as amended. Each Grantee shall enter into a lockup agreement for up to 180 days from the closing of the IPO, in form and substance satisfactory to Bear, Stearns & Co., Inc. No Grantee may sell more than one-half of the Bonus Shares granted to such Grantee until the expiration of one year from the closing of the IPO. Such shares may bear an appropriate restrictive legend, which shall be removed upon written request accompanied by an opinion of counsel acceptable to HRI stating that such legend may be removed in conformity with applicable law.

         SECTION 2.  MISCELLANEOUS.

         2.1. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to Georgia's conflict of law rules.


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         2.2.  BINDING EFFECT.  This Agreement shall be binding upon the parties and their respective heirs, representatives, successors, transferees and permitted assigns. No assignment by any party is permitted without the written consent of all other parties.

         2.3. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         2.4. ENTIRE AGREEMENT. This Agreement is intended by the parties hereto to be their complete agreement with respect to the subject matter of this Agreement, and this Agreement supersedes any prior agreements or understandings (oral or written) with respect to the subject matter between the parties hereto.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 MEDAPHIS CORPORATION


                                 By:
                                    ------------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                 GRANTEES


                                 Signature:
                                           -----------------------------------
                                                  Patrick B. McGinnis


                                 Signature:
                                           -----------------------------------
                                                  Kathleen K. Harreld


                                 Signature:
                                           -----------------------------------
                                                  Dennis K. Burge


                                 Signature:
                                            -----------------------------------
                                                 Douglas R. Sharps


                                 Signature:
                                           -----------------------------------
                                                  Bobby K. Tokuuke


                                 Signature:
                                           -----------------------------------
                                                  Debra M. Murphy





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